UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2010

GMAC INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3754	38-0572512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Renaissance Center P.O. Box 200 Detroit, Michigan 48265-2000
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866) 710-4623

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

GMAC Inc. is furnishing under this Item 7.01 certain information related to its business and financial performance.  This information if furnished herewith as Exhibit 99.1.

The information in this Item 7.01 and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibits are furnished herewith.

Exhibit No.	Description of Exhibit
99.1	Selected Disclosure

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2010

GMAC Inc.

By:	/s/ David J.DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer and Controller

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Selected Disclosure